UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21437

Cohen & Steers REIT and Utility Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Adam M. Derechin

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

February 8, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months and year ended December 31, 2005. The net asset value at that date was $21.26 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $17.66 per share. The total return, including income, for Cohen & Steers REIT and Utility Income Fund and the comparative benchmarks were:

	Total Returns
	Market Price[a]		Net Asset Value[a]
	Six Months Ended 12/31/05	Year Ended 12/31/05	Six Months Ended 12/31/05	Year Ended 12/31/05
Cohen & Steers REIT and Utility Income Fund	–4.00%	2.53%	–1.24%	7.65%
NAREIT Equity REIT Index[b]	5.44%	12.16%	5.44%	12.16%
S&P 500 Index[b]	5.77%	4.91%	5.77%	4.91%
S&P 1500 Utilities Index[b]	0.56%	15.17%	0.56%	15.17%
Blend- 40% NAREIT Equity REIT Index, 40% S&P 1500 Utilities Index, 20% Merrill Lynch Fixed Rate Preferred Index[b]	2.38%	11.03%	2.38%	11.03%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

A long-term capital gains distribution of $0.245 per common share was declared for shareholders of record on December 27, 2005 and was paid on December 30, 2005. In addition, during the quarter, three monthly dividends of $0.115 per share were paid to common shareholders.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Three monthly dividends of $0.115 per common share were declared and will be paid to common shareholders on January 31, 2006, February 28, 2006, and March 31, 2006.c

Investment Review

REITs and utilities demonstrated solid performance throughout 2005, while preferred stocks remained somewhat flat. In 2005, for the sixth straight year, the total return performance of the NAREIT Equity REIT Index exceeded that of the S&P 500, 12.2% versus 4.9%. Utility stocks had their first correction in several years during the fourth quarter. Despite this, utilities delivered a 15.2% total return for the full year. The return for the Merrill Lynch Fixed Rate Preferred Index was much more modest, 1.0% for the year.

The momentum and increasing visibility of the real estate recovery has had the effect of attracting an ever-growing backlog of private capital targeted at direct real estate investments. Not surprisingly, this capital flow had a direct impact on the REIT market in 2005 as seven public REITs were taken private in transactions totaling $19.5 billion in value (these transactions generated an average premium to the current share price of 11.9%).

Improvements in fundamentals continued to drive the REIT market in 2005. Higher levels of economic activity translated into greater pricing power for landlords. Demand for commercial and multi-family residential space, which was well in excess of the growth in available supply, resulted in higher occupancy levels and rising rents in most markets throughout the country. Reported rental income from apartment REITs and office rents nationally grew at a faster rate in the fourth quarter of 2005 than in the first three quarters.

The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated 15.9% and 14.7% returns, respectively. Our stock selection in the apartment sector was a top contributor to our relative performance this year as three of the fund's holdings, AMLI Residential (24.8% total return), Gables Residential (26.1%) and Town & Country Trust (30.0%), reached agreements to be acquired at premiums to the market price.

Regional malls, last year's leading performance sector, came in a distant second this year with a 16.5% total return. Retail conditions remained strong throughout the year although investors have become increasingly worried that consumers burdened with higher interest and fuel costs, and without the benefit of continuously skyrocketing home prices, will curtail their spending. Our stock selection in this sector was the greatest single detractor from the fund's performance as the prohibitively low dividend yields resulted in the fund being underweight the group.

Similar to REITs, utility shares performed well during the year despite a decline during the fourth quarter. A combination of attractive industry fundamentals, strong financial performance and an increase in merger activity

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

led to attractive stock price performance for the group. Utilities delivered solid financial performance in 2005 in the form of strong earnings and dividend growth, which we believe will be 8% to 10% for the full year when fourth quarter results are reported. The strong growth in earnings in 2005 drove dividend growth that was equally impressive. In 2005, 48 utilities in the S&P Supercomposite Utilities Index increased their dividends by an average of 8%, while no utilities cut their dividends and 34 utilities kept dividends unchanged.

Utilities benefited from a favorable commodity price environment in 2005 as an improved supply-demand balance for power and natural gas led to increased prices and improved profit margins for many utilities. Higher commodity prices have also improved profits for utilities with natural gas or oil exploration and production businesses. Wholesale power prices increased 44% to $59.86 per megawatt hour in 2005. The price of crude oil increased 38% during the year to $57.35 per barrel, while the price of natural gas rose 78% to $10.99 per MMBtu.

Consolidation in the utility sector returned in 2005. Four major utility acquisitions have been announced over the last 13 months: Exelon's purchase of Public Service Enterprise Group, Duke Energy's acquisition of Cinergy, MidAmerican Energy's (controlled by Warren Buffett's Berkshire Hathaway) acquisition of PacifiCorp, and FPL's acquisition of Constellation Energy. We are pleased to report that the fund held large positions in Cinergy and Public Service, both of which realized attractive premiums. The fund did not own Constellation Energy because of its low dividend yield, nor did it own Scottish Power, the U.K.- based parent of PacifiCorp. Public Service Enterprise Group was the fund's top performer, registering a 30.2% total return.

The integrated electric sector was the best performing utility sector with a 10.5% return. The telecommunications sector was the worst performing sector with a –29% total return. The worst performing utility investment was Fairpoint Communications, which had a –34.0% total return. Fairpoint shares suffered from concern over the company's high dividend payout ratio following the announcement of a cash flow shortfall due to operational issues.

While utility company fundamentals generally improved with the stronger economy, the Federal Reserve's continued rate hike campaign weighed on preferred securities, resulting in a modest total return for this asset class in 2005. In fact, preferred prices were mostly lower, but the high income delivered by these securities nonetheless resulted in a modest positive total return. The Merrill Lynch Fixed Rate Preferred Index delivered a total return of 1.0%. For comparison purposes, over the same period, the 10-year U.S. Treasury benchmark delivered a 2.0% total return.

Investment Outlook

In 2006, we expect slightly less economic growth than 2005. Due to the lagged impact of higher interest rates, a stronger dollar, higher energy prices and a presumed slowdown in owned-home price increases, which have enhanced consumer spending recently, we are projecting GDP growth in the 2.5% to 3.0% range for 2006. In addition, we are expecting an end to the Fed's interest rate hikes in the first half of 2006.

Our view of the REIT sector for 2006 is generally similar to our outlook for 2005. We are anticipating steady forward progression in fundamentals for most major property types, driven by continued economic growth and restrained new construction. Occupancies and rents should continue to rise as the economic growth creates jobs

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

and increased disposable income, which should drive continued cash flow and dividend growth for REITs. On the other hand, a severe economic slowdown that interrupts demand, or a building boom that creates too much supply, could disrupt the positive environment we predict, although in our view, neither of these is likely to occur over the next 18 months.

We also anticipate attractive earnings growth in utilities in 2006. With dividend payout ratios in the industry that are low by historical standards (55% currently versus 75% over the past 20 years), we believe that potentially strong earnings growth would, in turn, support attractive dividend growth. Over the longer term, we expect growth in the industry to be driven by infrastructure investment. It has been estimated that tens of billions of dollars of investment will be required to upgrade the nation's power generation, transmission, and natural gas pipeline infrastructure. If the broadly constructive regulatory environment that exists today continues, this would allow utilities to earn potentially attractive returns on these investments.

We also believe that valuations should provide support for utility stock prices. The ratio of utility stock prices to earnings estimates for 2006 stands at about 13.8x, which is in line with the long-term historical average of 14.0x. Dividend yields appear attractive based upon the historical relationship of after-tax yields relative to 10-year Treasury bond yields. The current relative yield of utility stocks to 10-year Treasury bond yields is 104%, which compares favorably with the long-term average of 95%.

We believe that further consolidation activity would also be a positive for the utility sector, as it provides the potential for greater growth from cost savings and economies of scale. In fact, the recent repeal of the Public Utility Holding Company Act (PUHCA), which hindered mergers among noncontiguous utilities, could stimulate further merger activity. Accordingly, we have invested in several utilities that are not only attractive on a stand-alone basis, but could also be potential takeover candidates.

Slower economic growth and a cessation in interest rate hikes should go a long way toward laying the groundwork for improved preferred securities performance in 2006. Generally stable credit market conditions and attractive credit spreads relative to corporate bonds should also contribute to good performance. We also look for a large amount of new opportunities in 2006 as issuers take advantage of new structures. However, we believe that markets will view these new securities as cheap when compared with other fixed income alternatives, as we do, and easily digest the new supply.

In closing, we expect REIT fundamentals to continue to improve. Similarly, we believe that the fundamental outlook for the utility sector is strong and that the sector stands to benefit from a growing demand for more income-producing equity investments that also provide growth over time. Preferreds should perform better in 2006, if the Fed's interest rate hikes come to an end.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

The fund balances REITs, utilities and preferred securities to provide attractive income and total return potential while reducing the overall asset volatility that could be associated with just one of these asset classes. We believe the fund is well positioned to continue to deliver these objectives.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2005, AMPS represented 34% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 58% of our borrowings at an average interest rate of 3.5% for an average remaining period of 3.1 years (when we first entered into the swaps, the average term was 4.8 years). By locking in a large portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	34%
% Fixed Rate	58%
% Variable Rate	42%
Weighted Average Rate on Swaps	3.5%
Weighted Average Term on Swaps	3.1 years
Current Rate on AMPS	4.4%

a  Data as of December 31, 2005. Information subject to change.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

DECEMBER 31, 2005

Top Ten Holdingsa

(Unaudited)

Security	Market Value	% of Managed Assets
1. Equity Office Properties Trust	$83,789,658	4.4%
2. Southern Co.	61,953,726	3.3
3. Public Service Enterprise Group	61,883,925	3.3
4. CINergy Corp.	60,781,490	3.2
5. Consolidated Edison	58,352,635	3.1
6. Ameren Corp.	57,173,592	3.0
7. Duke Energy Corp.	53,527,500	2.8
8. DTE Energy Co.	52,743,628	2.8
9. Progress Energy	47,956,248	2.5
10. Nationwide Health Properties	45,237,460	2.4

a  Top ten holdings determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	119.3%
REAL ESTATE	54.2%
DIVERSIFIED	4.2%
Colonial Properties Trust		155,500	$6,527,890
Digital Realty Trust		69,300	1,568,259
iStar Financial		433,000	15,436,450
Lexington Corporate Properties Trust		820,400	17,474,520
Spirit Finance Corp.		1,008,200	11,443,070
			52,450,189
HEALTH CARE	8.1%
Health Care Property Investors		725,300	18,538,668
Health Care REIT		467,500	15,848,250
Healthcare Realty Trust		258,000	8,583,660
Medical Properties Trust		24,100	235,698
Nationwide Health Properties		2,113,900	45,237,460
Ventas		400,000	12,808,000
			101,251,736
HOTEL	2.8%
DiamondRock Hospitality Co.		818,600	9,790,456
Hospitality Properties Trust		493,700	19,797,370
Strategic Hotel Capital		256,900	5,287,002
			34,874,828
INDUSTRIAL	2.2%
First Industrial Realty Trust		728,200	28,035,700
MORTGAGE	2.3%
Newcastle Investment Corp.		1,164,400	28,935,340

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
OFFICE	17.4%
American Financial Realty Trust		416,600	$4,999,200
Arden Realty		816,300	36,594,729
Brandywine Realty Trust		356,200	9,941,542
CarrAmerica Realty Corp.		144,100	4,990,183
Equity Office Properties Trust		2,762,600	83,789,658
Glenborough Realty Trust		132,300	2,394,630
Highwoods Properties		175,400	4,990,130
HRPT Properties Trust		1,988,000	20,575,800
Mack-Cali Realty Corp.		172,300	7,443,360
Prentiss Properties Trust		517,300	21,043,764
Reckson Associates Realty Corp.		600,100	21,591,598
			218,354,594
RESIDENTIAL	7.9%
APARTMENT	7.7%
Apartment Investment & Management Co.		616,100	23,331,707
Education Realty Trust		487,900	6,289,031
GMH Communities Trust		595,400	9,234,654
Home Properties		685,000	27,948,000
Mid-America Apartment Communities		188,700	9,151,950
Town & Country Trust		600,000	20,286,000
			96,241,342
MANUFACTURED HOME	0.2%
Sun Communities		75,000	2,355,000
TOTAL RESIDENTIAL			98,596,342
SELF STORAGE	2.4%
Extra Space Storage		708,800	10,915,520
Sovran Self Storage		154,900	7,275,653
U-Store-It Trust		557,500	11,735,375
			29,926,548

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
SHOPPING CENTER	6.9%
COMMUNITY CENTER	3.1%
Cedar Shopping Centers		522,000	$7,344,540
Heritage Property Investment Trust		250,000	8,350,000
Inland Real Estate Corp.		489,600	7,241,184
New Plan Excel Realty Trust		682,500	15,820,350
			38,756,074
FREE STANDING	2.4%
Commercial Net Lease Realty		1,500,300	30,561,111
REGIONAL MALL	1.4%
Glimcher Realty Trust		305,500	7,429,760
Mills Corp.		224,000	9,394,560
			16,824,320
TOTAL SHOPPING CENTER			86,141,505
TOTAL REAL ESTATE			678,566,782
TELECOMMUNICATION SERVICES	0.8%
Fairpoint Communications		986,000	10,214,960
TELEPHONE—INTEGRATED	0.3%
Citizens Communications Co.		310,100	3,792,523
TRANSPORT—MARINE	0.2%
Teekay LNG Partners LP		69,300	2,052,666
UTILITIES	62.9%
ELECTRIC—DISTRIBUTION	7.4%
Consolidated Edison		1,259,500	58,352,635
Energy East Corp.		92,100	2,099,880
NSTAR		341,374	9,797,434
Pepco Holdings		990,800	22,164,196
			92,414,145

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
ELECTRIC—INTEGRATED	52.2%
Ameren Corp.		1,115,800	$57,173,592
American Electric Power Co.		23,300	864,197
CINergy Corp.		1,431,500	60,781,490
Cleco Corp.		243,500	5,076,975
Dominion Resources		182,700	14,104,440
DPL		112,900	2,936,529
DTE Energy Co.		1,221,200	52,743,628
Duke Energy Corp.		1,950,000	53,527,500
E.ON AG (ADR)		368,300	12,713,716
Edison International		485,000	21,150,850
Entergy Corp.		419,500	28,798,675
Exelon Corp.		815,400	43,330,356
FirstEnergy Corp.		382,300	18,728,877
FPL Group		224,600	9,334,376
Hawaiian Electric Industries		338,900	8,777,510
Northeast Utilities		259,700	5,113,493
PG&E Corp.		805,000	29,881,600
Pinnacle West Capital Corp.		397,500	16,436,625
PPL Corp.		459,000	13,494,600
Progress Energy		1,091,900	47,956,248
Public Service Enterprise Group		952,500	61,883,925
SCANA Corp.		70,500	2,776,290
Southern Co.		1,794,200	61,953,726
Xcel Energy		1,286,200	23,743,252
			653,282,470
ELECTRIC—TRANSMISSION	0.5%
ITC Holdings Corp.		213,300	5,991,597
GAS—DISTRIBUTION	0.3%
AGL Resources		50,000	1,740,500
NiSource		103,800	2,165,268
			3,905,768

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
GAS—INTEGRATED	2.5%
DCP Midstream Partners LPc		99,000	$2,423,520
KeySpan Corp.		719,800	25,689,662
Kinder Morgan		20,000	1,839,000
Williams Partners LP		55,900	1,741,285
			31,693,467
TOTAL UTILITIES			787,287,447
UTILITY—FOREIGN	0.9%
ELECTRIC—INTEGRATED	0.8%
RWE AG		71,700	5,309,596
Scottish and Southern Energy PLC		274,905	4,795,960
			10,105,556
GAS—INTEGRATED	0.1%
Duke Energy Income Fund, 144Aa		125,000	1,204,353
TOTAL UTILITY—FOREIGN			11,309,909
TOTAL COMMON STOCK (Identified cost—$1,345,425,620)			1,493,224,287
PREFERRED SECURITIES—$25 PAR VALUE	17.2%
BANK	0.2%
Colonial Capital Trust IV, 7.875%, due 10/01/33		56,300	1,446,910
Zions Capital Trust, 8.00%, Series B		10,000	260,600
			1,707,510
BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,531	1,140,802
ELECTRIC—INTEGRATED	0.1%
Entergy Corp., 7.625%		24,800	1,233,800

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
FINANCE	0.5%
HSBC USA, 4.9175%, Series G		76,500	$1,973,700
MBNA Capital, 8.125%, Series D (TruPS)		105,142	2,752,617
MBNA Capital, 8.10%, due 2/15/33, Series E (TOPrS)		64,000	1,705,600
			6,431,917
HOTEL	0.2%
Highland Hospitality Corp., 7.875%, Series A		120,600	2,762,946
INSURANCE—PROPERTY CASUALTY	0.2%
St Paul Capital Trust I, 7.60%, (TruPS)		24,300	623,295
XL Capital Ltd., 7.625%, Series B		85,900	2,190,450
			2,813,745
MEDIA	0.2%
Liberty Media Corp., 8.75%, due 2/01/30, (CBTCS)		32,100	794,475
Liberty Media Corp., 8.75%, (PPLUS)		54,000	1,306,800
			2,101,275
REAL ESTATE	15.2%
DIVERSIFIED	3.1%
Bedford Property Investors, 7.625%, Series B		253,050	6,338,902
Digital Realty Trust, 8.50%, Series A		19,000	480,700
Entertainment Properties Trust, 7.75%, Series B		11,000	268,400
Forest City Enterprises, 7.375%, Class A		519,000	13,141,080
iStar Financial, 7.875%, Series E		349,300	8,802,360
iStar Financial, 7.80%, Series F		14,900	373,245
iStar Financial, 7.65%, Series G		88,300	2,179,244
iStar Financial, 7.50%, Series I		250,000	6,153,750
Lexington Corporate Properties Trust, 8.05%, Series B		50,000	1,268,500
			39,006,181
HEALTH CARE	3.0%
Health Care REIT, 7.875%, Series D		63,536	1,603,013
Health Care REIT, 7.625%, Series F		305,600	7,594,160
LTC Properties, 8.00%, Series F		600,000	15,090,000
Omega Healthcare Investors, 8.375%, Series D		500,000	12,610,000
			36,897,173

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
HOTEL	0.7%
Host Marriott Corp., 8.875%, Series E		80,000	$2,140,000
Innkeepers USA Trust, 8.00%, Series C		222,900	5,445,447
LaSalle Hotel Properties, 10.25%, Series A		50,000	1,300,000
			8,885,447
INDUSTRIAL	0.1%
EastGroup Properties, 7.95%, Series D		35,068	898,442
OFFICE	4.3%
Alexandria Real Estate Equities, 8.375%, Series C		374,250	9,638,809
Brandywine Realty Trust, 7.50%, Series C		177,410	4,506,214
Brandywine Realty Trust, 7.375%, Series D		27,500	689,975
Corporate Office Properties Trust, 8.00%, Series G		8,000	202,760
DRA CRT Acquisition Corp., 8.50%, Series A		86,900	1,976,975
Equity Office Properties Trust, 7.75%, Series G		24,600	626,316
Highwoods Properties, 8.00%, Series B		123,642	3,103,414
Kilroy Realty Corp., 7.80%, Series E		99,500	2,563,120
Maguire Properties, 7.625%, Series A		590,400	14,464,800
SL Green Realty Corp., 7.625%, Series C		424,500	10,693,155
SL Green Realty Corp., 7.875%, Series D		227,650	5,714,015
			54,179,553
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 7.00%, Series H		55,959	1,354,208
PS Business Parks, 6.875%, Series I		246,900	5,765,115
PS Business Parks, 7.95%, Series K		65,000	1,677,000
			8,796,323
RESIDENTIAL	1.0%
APARTMENT	0.4%
Apartment Investment & Management Co., 9.375%, Series G		35,000	911,750
Apartment Investment & Management Co., 8.00%, Series T		13,400	335,000
Apartment Investment & Management Co., 8.00%, Series V		47,200	1,189,912
Apartment Investment & Management Co., 7.875%, Series Y		34,000	853,400
Colonial Properties Trust, 8.125%, Series D		9,900	254,529
Mid-America Apartment Communities, 8.30%, Series H		38,100	977,837
			4,522,428

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
MANUFACTURED HOME	0.6%
Affordable Residential Communities, 8.25%, Series A		412,400	$8,000,560
TOTAL RESIDENTIAL			12,522,988
SELF STORAGE	0.0%
Public Storage, 8.00%, Series R		8,600	217,666
SHOPPING CENTER	1.8%
COMMUNITY CENTER	0.8%
Developers Diversified Realty Corp., 8.00%, Series G		26,500	679,725
Developers Diversified Realty Corp., 7.50%, Series I		300,700	7,517,500
Saul Centers, 8.00%, Series A		96,300	2,465,280
			10,662,505
REGIONAL MALL	1.0%
CBL & Associates Properties, 7.75%, Series C		114,710	2,902,163
CBL & Associates Properties, 7.375%, Series D		60,000	1,501,200
Cedar Shopping Centers, 8.875%, Series A		137,500	3,623,813
Glimcher Realty Trust, 8.125%, Series G		10,000	250,450
Mills Corp., 9.00%, Series C		109,400	2,825,802
Mills Corp., 8.75%, Series E		12,400	317,440
Mills Corp., 7.875%, Series G		41,100	1,027,500
			12,448,368
TOTAL SHOPPING CENTER			23,110,873
SPECIALTY	0.5%
Capital Automotive REIT, 7.50%, Series A		50,300	1,254,985
Capital Automotive REIT, 8.00%, Series B		199,575	4,989,375
			6,244,360
TOTAL REAL ESTATE			190,759,006
TELECOMMUNICATION SERVICES	0.1%
US Cellular Corp., 7.50%, due 6/15/34		35,000	882,000
TELEPHONE—INTEGRATED	0.3%
Telephone & Data Systems, 6.625%, due 3/31/45		31,200	760,656
Telephone & Data Systems, 7.60%, due 12/01/41, Series A		134,000	3,359,380
			4,120,036

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
UTILITY—ELECTRIC—INTEGRATED	0.1%
Energy East Capital Trust I, 8.25%, due 7/31/31		48,200	$1,236,812
Northern States Power Co., 8.00%, due 7/01/42, (PINES)		9,500	244,530
PSEG Funding Trust II, 8.75%, due 12/31/32		8,500	223,380
			1,704,722
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$214,901,325)			215,657,759
PREFERRED SECURITIES—CAPITAL TRUST	4.8%
BANK	0.3%
Astoria Capital Trust I, 9.75%, due 11/1/29, Series B		3,000,000	3,471,750
DIVERSIFIED FINANCIAL SERVICES	1.3%
Old Mutual Capital Funding		15,450,000	16,251,160
ELECTRIC—INTEGRATED	0.4%
DPL Capital Trust II, 8.125%, due 9/01/31		4,000,000	4,700,000
FOOD	0.8%
Dairy Farmers of America, 7.875%, 144Aa,b		50,000	4,862,125
Gruma S.A., 144Aa		5,000,000	5,075,000
			9,937,125
INSURANCE	1.0%
MULTI-LINE	0.8%
AFC Capital Trust I, 8.207%, due 2/03/27, Series Bb		10,000,000	10,312,860
REINSURANCE—FOREIGN	0.2%
Axis Capital Holdings Ltd., 7.50%, Series B		20,000	2,083,400
TOTAL INSURANCE			12,396,260
OIL—EXPLORATION & PRODUCTION	0.5%
Pemex Project Funding Master Trust, 7.75%		6,000,000	6,192,300
REAL ESTATE	0.4%
BF Saul REIT, 7.50%, due 3/01/14		5,000,000	5,112,500

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
RETAIL	0.1%
JC Penney Co., 7.625%, due 3/01/97		2,000,000	$2,074,052
TOTAL PREFERRED SECURITIES—CAPITAL TRUST (Identified cost—$58,920,294)			60,135,147
		Principal Amount
CORPORATE BONDS	6.4%
CABLE TELEVISION	1.7%
Cablevision Systems Corp., 8.000%, due 4/15/12		$8,200,000	7,708,000
CSC Holdings, 7.875%, due 2/15/18		2,000,000	1,940,000
Rogers Cable, 8.750%, due 5/1/32		10,430,000	12,046,650
			21,694,650
DIVERSIFIED SERVICES	0.5%
Liberty Media Corp., 8.250%, due 2/1/30		6,600,000	6,500,050
ELECTRIC—INTEGRATED	0.4%
TXU Corp., 6.550%, due 11/15/34, Series R		5,500,000	5,224,439
INSURANCE	0.7%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		6,000,000	6,346,530
Oil Casualty Insurance, 8.000%, due 9/15/34, 144Aa		2,000,000	1,983,846
			8,330,376
MEDICAL—HOSPITALS	1.3%
Columbia/HCA, 7.500%, due 11/15/95		9,600,000	9,223,689
Columbia/HCA, 7.690%, due 6/15/25		2,450,000	2,556,357
Columbia/HCA, 7.750%, due 7/15/36		2,325,000	2,450,271
Columbia/HCA, 8.360%, due 4/15/24		2,000,000	2,190,598
			16,420,915
OIL—EXPLORATION & PRODUCTION	0.8%
Kerr-McGee Corp., 7.875%, due 9/15/31		8,000,000	9,533,232
TELEPHONE—INTEGRATED	1.0%
Citizens Communications Co., 9.000%, due 8/15/31		11,550,000	11,752,125
TOTAL CORPORATE BONDS (Identified cost—$78,666,586)			79,455,787

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Principal Amount	Value
COMMERCIAL PAPER	2.7%
AIG Funding, 3.230%, due 1/3/06 (Identified cost—$33,261,030)		$33,267,000	$33,261,030
TOTAL INVESTMENTS (Identified cost—$1,731,174,855)	150.4%		1,881,734,010
OTHER ASSETS IN EXCESS OF LIABILITIES	1.2%		14,659,154
LIQUIDATION VALUE OF PREFERRED SHARES	(51.6)%		(645,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $21.26 per share based on 58,858,135 shares of common stock outstanding)	100.0%		$1,251,393,164

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt

CBTCS	Corporate Backed Trust Certificates

PINES	Public Income Notes

PPLUS	Preferred Plus Trust

REIT	Real Estate Investment Trust

TOPrS	Trust Originated Preferred Securities

TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors; aggregate holdings equal 1.6% of net assets applicable to common shares.

b  Fair valued security. Total fair valued securities equals 1.2% of net assets applicable to common shares.

c  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost-$1,731,174,855)	$1,881,734,010
Unrealized appreciation on interest rate swap transactions	13,464,475
Dividends and interest receivable	10,310,035
Receivable for investment securities sold	745,021
Other assets	49,834
Total Assets	1,906,303,375
LIABILITIES:
Payable for investment securities purchased	3,753,651
Payable for dividends declared on common shares	3,561,109
Payable for dividends declared on preferred shares	1,256,849
Payable to investment manager	1,058,528
Payable to administrator	75,036
Payable for directors' fees	2,223
Other liabilities	202,815
Total Liabilities	9,910,211
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series F28, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
645,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,251,393,164

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2005

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 58,858,135 shares issued and outstanding)	$1,088,706,533
Dividends in excess of net investment income	(1,324,516)
Accumulated undistributed net realized gain	(11,791)
Net unrealized appreciation	164,022,938
$1,251,393,164
NET ASSET VALUE PER COMMON SHARE:
($1,251,393,164 ÷ 58,858,135 shares outstanding)	$21.26
MARKET PRICE PER COMMON SHARE	$17.66
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(16.93)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

Investment Income:
Dividend income (net of $177,507 of foreign withholding tax)	$75,913,798
Interest income	9,233,334
Total Income	85,147,132
Expenses:
Investment management fees	16,218,203
Preferred remarketing fee	1,614,545
Administration fees	1,131,076
Reports to shareholders	372,475
Professional fees	160,474
Custodian fees and expenses	144,177
Directors' fees and expenses	52,006
Transfer agent fees and expenses	16,239
Miscellaneous	182,734
Total Expenses	19,891,929
Reduction of Expenses	(3,816,048)
Net Expenses	16,075,881
Net Investment Income	69,071,251
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	34,036,305
Net realized loss on foreign currency transactions	(37,085)
Net realized loss on interest rate swap transactions	(738,437)
Net change in unrealized depreciation on investments	(9,586,853)
Net change in unrealized appreciation on interest rate swap transactions	8,895,000
Net change in unrealized depreciation on foreign currency translations	(692)
Net realized and unrealized gain on investments	32,568,238
Net Increase Resulting from Operations	101,639,489
Less Dividends and Distributions to Preferred Shareholders	(21,687,940)
Net Increase in Net Assets from Operations Applicable to Common Shares	$79,951,549

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2005	For the Period January 30, 2004[a] through December 31, 2004
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$69,071,251	$58,290,011
Net realized gain (loss)	33,260,783	(2,741,862)
Net change in unrealized appreciation (depreciation)	(692,545)	164,715,483
Net increase resulting from operations	101,639,489	220,263,632
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(14,549,300)	(7,343,713)
Net realized gain on investments	(7,138,640)	(304,643)
Total dividends and distributions to preferred shareholders	(21,687,940)	(7,648,356)
Net increase in net assets from operations applicable to common shares	79,951,549	212,615,276
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(54,614,227)	(46,308,778)
Net realized gain on investments	(26,854,886)	(2,072,519)
Tax return of capital	(12,409,612)	(13,412,617)
Total dividends and distributions to common shareholders	(93,878,725)	(61,793,914)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	1,120,442,100
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	—	1,329,853
Preferred and common share offering cost adjustment	282,878	—
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	(1,134,828)	(6,521,300)
Net increase (decrease) in net assets from capital stock transactions	(851,950)	1,115,250,653
Total increase (decrease) in net assets applicable to common shares	(14,779,126)	1,266,072,015
Net Assets Applicable to Common Shares:
Beginning of period	1,266,172,290	100,275
End of period[b]	$1,251,393,164	$1,266,172,290

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $1,324,516 and $457,693, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended December 31, 2005	For the Period January 30, 2004[a] through December 31, 2004
Net asset value, per common share, beginning of period	$21.51	$19.10
Income from investment operations:
Net investment income	1.17 [b]	0.90
Net realized and unrealized gain on investments	0.57	2.97
Total income from investment operations	1.74	3.87
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.25)	(0.12)
Net realized gain on investments	(0.12)	(0.01)
Total dividends and distributions to preferred shareholders	(0.37)	(0.13)
Total from investment operations applicable to common shares	1.37	3.74
Less: Offering costs charged to paid-in capital—common shares	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	(0.02)	(0.12)
Dilutive effect of common share offering	—	(0.12)
Preferred and common share offering cost adjustment	0.00 [c]	—
Total offering and organization costs	(0.02)	(0.28)
Less dividends and distributions to common shareholders from:
Net investment income	(0.93)	(0.79)
Net realized gain on investments	(0.46)	(0.03)
Tax return of capital	(0.21)	(0.23)
Total dividends and distributions to common shareholders	(1.60)	(1.05)
Net increase (decrease) in net asset value	(0.25)	2.41
Net asset value, per common share, end of period	$21.26	$21.51
Market value, per common share, end of period	$17.66	$18.76
Net asset value total return[d]	7.65%	19.46%[e]
Market value return[d]	2.53%	–0.50%[e]

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Ratios/Supplemental Data:	For the Year Ended December 31, 2005	For the Period January 30, 2004[a] through December 31, 2004
Net assets applicable to common shares, end of period (in millions)	$1,251.4	$1,266.2
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g] .	1.57%	1.49%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.27%	1.21%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.15%	5.40%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	5.45%	5.68%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.04%	1.04%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.84%	0.84%[f]
Portfolio turnover rate	20%	18%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$645,000	$570,000
Total shares outstanding (in 000's)	26	23
Asset coverage per share	$73,504	$80,534
Liquidation preference per share	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average common shares outstanding.

c  Less than $0.005 per share.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect the effect of dividend payments to preferred shareholders.

h  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income. The fund had no operations until December 10, 2003 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on January 30, 2004.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends and distributions are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Series T28, Series W28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the year ended December 31, 2005, the fund waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2005, the fund incurred $881,605 in administration fees.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $11,981 from the fund for the year ended December 31, 2005.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Other: During the year ended December 31, 2005, the fund purchased securities from other entities of which the investment manager acts as the advisor. Total cost of these purchases amounted to $4,407,062.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2005, totaled $412,423,325 and $372,178,633, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2005	For the Period January 30, 2004 (commencement of operations) through December 31, 2004
Ordinary income	$74,819,356	$53,652,491
Long-term capital gains	28,337,697	2,377,162
Tax return of capital	12,409,612	13,412,617
Total dividends and distributions	$115,566,665	$69,442,270

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$555,137,594
Gross unrealized depreciation	(404,590,230)
Net unrealized appreciation	$150,547,364
Cost for federal income tax purposes	$1,731,186,646

As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to differing treatment on swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $29,784 accumulated net realized gain was credited $744,763 and accumulated net investment income was charged $774,547. At December 31, 2005, the fund did not have any undistributed ordinary income or long-term capital gains.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends. During the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund issued 67,885 shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

On January 18, 2005, the fund issued 3,000 auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $73,865,172 after deduction of underwriting commissions and offering expenses of $1,134,828. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

During the year ended December 31, 2005, a $75,135 adjustment was credited to common stock for preferred offering costs and a $207,743 adjustment was credited to common stock for common offering costs.

On January 30, 2004, the fund completed the initial public offering of 52,500,000 shares of common stock. Proceeds paid to the fund amounted to $1,000,650,000 after deduction of underwriting commissions and offering expenses of $49,350,000.

On February 13, 2004, the fund completed a subsequent offering of 3,500,000 shares of common stock. Proceeds paid to the fund amounted to $66,710,000 after deduction of underwriting commissions and offering expenses of $3,290,000.

On March 9, 2004, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,120,000 after deduction of underwriting commissions and offering expenses of $1,880,000.

On March 12, 2004, the fund completed a subsequent offering of 785,000 shares of common stock. Proceeds paid to the fund amounted to $14,962,100 after deduction of underwriting commissions and offering expenses of $737,900.

On March 23, 2004, the fund issued 3,360 taxable auction market preferred shares, Series M7 (par value $0.001), 3,360 taxable auction market preferred shares, Series T7 (par value $0.001), 3,360 taxable auction market preferred shares, Series W7 (par value $0.001), 3,360 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,360 taxable auction market preferred shares, Series F7 (par value $0.001), 3,000 taxable auction market preferred shares, Series T28 (par value $0.001) and 3,000 taxable auction market preferred shares, Series F28 (par value $0.001)(together referred to as preferred shares). Proceeds paid to the fund amounted to $563,478,700 after deduction of underwriting commissions and offering expenses of $6,521,300. These issues have received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at December 31, 2005 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$46,000,000	3.2275%	4.3800%	March 29, 2008	$1,497,422
Merrill Lynch Derivative Products AG	$34,000,000	3.5350%	4.3700%	April 23, 2008	907,577
Merrill Lynch Derivative Products AG	$46,000,000	3.4150%	4.3800%	March 29, 2009	1,849,275
Merrill Lynch Derivative Products AG	$46,000,000	3.4610%	4.3800%	March 29, 2010	2,308,917
Royal Bank of Canada.	$68,000,000	2.9900%	4.3780%	March 26, 2009	3,581,881
UBS AG.	$30,000,000	3.2200%	4.3310%	May 7, 2007	625,393
UBS AG.	$34,000,000	3.4400%	4.3700%	April 19, 2008	980,881
UBS AG.	$34,000,000	4.0600%	4.3700%	April 19, 2010	931,238
UBS AG	$34,000,000	4.1725%	4.3780%	April 28, 2010	781,891
					$13,464,475

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2005.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Event

On February 22, 2006, the fund issued 2,200 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $54,106,115 after deduction of underwriting commissions and offering expenses of $893,885. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers REIT and Utility Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2005) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (1/30/04)	One Year	Since Inception (1/30/04)
7.65%	14.00%	2.53%	1.05%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

TAX INFORMATION—2005 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $39,153,408. Additionally, 48.64% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates long term capital gains distributions of $24,685,064 at the 15% rate and $3,652,633 at the 25% rate or the maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICYa

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Management Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting called for the purpose of voting on the approval or continuation. At meetings held in person on December 5 and 6, 2005, the board, including the Independent Directors, discussed and unanimously approved the continuation of the Investment Management Agreement for a a  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

one-year term. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Management Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and Fund counsel, which included, among other things, fee, expense and performance information of the fund compared to peer funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the Advisor and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Investment Management Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also received a presentation by the Advisor on its investment philosophy with respect to the fund and the investment outlook for the fund. Additionally, the directors considered the services provided by the Advisor to other funds it advises that have similar objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the personnel at the Advisor. They also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Advisor's experience in investing in real estate and utility securities generally helped further the fund's objectives. Lastly, the directors noted the Advisor's ability to attract quality and experienced personnel. The directors concluded that the scope of services provided by the Advisor to the fund, including compliance and tax reporting requirements, was satisfactory in both nature and quality.

(ii) Investment performance of the fund and the Advisor: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group and benchmarks as identified by Morningstar. In particular, they focused on materials provided by Morningstar. The directors noted that the fund's performance trailed both the peer group and the benchmark. The directors further noted, however, that the fund's dual focus on REITs and utilities is unique and that the peer group consisted of real-estate only and utility-only funds (and the benchmark was only a REIT index), making it difficult to make quantitative comparisons of the fund's performance. As a result, the directors also considered the fund's favorable performance against one specific peer fund with an asset mix most comparable to the fund and its performance against other recognized and customized benchmarks. The directors noted that the fund's performance trailed the hybrid benchmark and that the Advisor attributed this primarily to the impact of rising interest rates on the fund's more

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

income-oriented investments. The directors also considered that the fund continues to produce a high level of current income consistent with its mandate.

The directors then found that the Advisor had the necessary expertise to manage the fund in accordance with its investment objectives and strategies. The directors also determined that the Advisor would continue to be an appropriate investment adviser for the fund and that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the directors considered the cost of the services provided by the Advisor. As part of their analysis, the directors gave substantial consideration to the comparative fee and expense ratio information provided by Morningstar. The directors noted that the fund's advisory fee, management fee (advisory fee plus administration fee) and total expense ratio were above the median, but that the expense ratio was below the peer group average on both a net (including the effect of the fee waiver) and gross basis. The Directors further noted that while the fund does not appear to compare favorably on certain of these expense and fee metrics, it is important to note that the Morningstar reports present expense and fee information on the basis of net assets rather than managed assets. This penalizes the fund since, having issued incrementally more preferred shares than the other peer funds, it has the highest leverage expenses in the peer group. In light of this discrepancy, the directors also gave consideration to the fund's stated management fee, which is applied on the basis of managed assets and noted that this stated management fee fell slightly below the peer group average.

The directors then concluded that, despite the limitations of the comparative expense data, the fund's investment advisory fee, management fee and total expense ratio were reasonable.

The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The profitability analysis took into consideration fall out benefits from the Advisor's relationship with the fund, including fees paid to the Advisor under an administration agreement. The directors, considering the fund's overall performance and services provided, found that the profits realized by the Advisor from its relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that the fund's fee schedule had no breakpoints and assets were not anticipated to grow significantly. The directors determined that given the fund's closed-end structure, it currently appropriately benefits from economies of scale and no changes were currently necessary.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Management Agreement to other contracts of the Advisor and compared the fees paid under the Investment Management Agreement to

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

contracts of other investment advisers. The directors determined that the services and fees were reasonable when compared to those being offered under those other contracts.

The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The directors also noted the administrative services provided under the Administration Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, noting that these services were beneficial to the fund.

No single factor was determinative to the decision of the board. Rather, after weighing all of the reasons discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 52	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	17	1991 to present

Martin Cohen Age: 56	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	17	1991 to present

Disinterested Directors

Bonnie Cohen[2] Age: 63	Director	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	2001 to present

(table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund	Length of Time Served**
George Grossman, Age: 52	Director	2006	Attorney-at-law	17	1993 to present

Richard E. Kroon, Age: 63	Director	2008	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	17	2004 to present

Richard J. Norman Age: 62	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	2001 to present

Frank K. Ross Age: 62	Director	2007	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund	Length of Time Served**
Willard H. Smith Jr. Age: 69	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	1996 to present

C. Edward Ward, Jr. Age: 59	Director	2006	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Robert Becker Age: 36	Vice President	Senior Vice President of CSCM since 2003. Prior to that, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	Since 2003

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of CSCM and CNS since 2004. Secretary of CSSL since 2006. Prior to that, Senior Vice President and General Counsel of CSCM and Assistant Secretary of the Cohen & Steers funds (since 1999) and Chief Legal Officer of CSSL (since 2002).	Since 2005

Jay J. Chen Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since August 2003 and Assistant Treasurer of CSSL since 2002. Prior to that, Vice President of CSCM.	Since 2005

John E. McLean Age: 34	Chief Compliance Officer and Assistant Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Robert S. Becker
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

John E. McLean
Chief compliance officer and assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RTU

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REIT AND UTILITY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	$114,000	$123,390
Audit-Related Fees	41,500	40,000
Tax Fees	12,975	12,600
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004

Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$85,000	$62,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $139,475 and $120,600, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.            General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.     The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.     In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.     Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.     In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.     To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.     Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.     C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.           General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.           Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.            Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.  C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.             creates a blank check preferred stock; or

2.             establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.             Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.             Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.           Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•              Name of the company

•              Ticker symbol

•              CUSIP number

•              Shareholder meeting date

•              Brief identification of each matter voted upon

•              Whether the matter was proposed by management or a shareholder

•              Whether C&S voted on the matter

•              If C&S voted, then how C&S voted

•              Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.         Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•              Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•              Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•              Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•              Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•              Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.             Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 6, 2006, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since 2004	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Robert Becker • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, co-portfolio manager for the Franklin Utilities Fund at Franklin Templeton Investments.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Corl and Mr. Becker direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	15	$13,890,515,910
• Other pooled investment vehicles	8	$1,104,456,143
• Other accounts	34	$3,696,398,897

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	15	$13,890,515,910
• Other pooled investment vehicles	8	$1,104,456,143
• Other accounts	34	$3,696,398,897

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	15	$13,890,515,910
• Other pooled investment vehicles	8	$1,104,456,143
• Other accounts	34	$3,696,398,897

James Corl

	Number of accounts	Total assets

• Registered investment companies	15	$13,890,515,910
• Other pooled investment vehicles	8	$1,104,456,143
• Other accounts	34	$3,696,398,897

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	11	$11,337,295,063
• Other pooled investment vehicles	5	$461,501,367
• Other accounts	13	$474,753,740

Robert Becker

	Number of accounts	Total assets

• Registered investment companies	4	$3,933,266,729
• Other pooled investment vehicles	0	$0
• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2005:

Dollar Range of Securities Owned
Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	None
James Corl	$50,001 – $100,000
William F. Scapell	None
Robert Becker	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Corl; the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell; and the S&P 1500 Utilities Index with respect to Mr. Becker.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

By:	/s/ Adam M. Derechin

 Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

 Name: Adam M. Derechin

Title: President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen

 Name: Jay J. Chen

Title: Treasurer (principal financial officer)

Date: March 6, 2006